                                                                    EXHIBIT 10.1











                                LEAR CORPORATION
                       OUTSIDE DIRECTORS COMPENSATION PLAN















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                                LEAR CORPORATION
                       OUTSIDE DIRECTORS COMPENSATION PLAN


ARTICLE 1. ESTABLISHMENT, OBJECTIVES AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. Lear Corporation, a Delaware corporation, hereby amends and restates the compensation plan for non-employee directors known as the "Lear Corporation Outside Directors Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. This amended and restated Plan will become effective as of January 1, 2005 (the "Effective Date") and will remain in effect as provided in Section 1.3 hereof.

         1.2 PLAN OBJECTIVES. The objectives of the Plan are to give the Company an advantage in attracting and retaining Outside Directors and to link the interests of Outside Directors to those of the Company's stockholders.

         1.3 DURATION OF THE PLAN. The Plan commenced on January 1, 2004 and will remain in effect until the Board of Directors terminates it pursuant to
Section 7.1.

ARTICLE 2. DEFINITIONS

         Whenever used in the Plan, the following terms will have the meanings set forth below, and when the meaning is intended, the initial letter of the word will be capitalized:

         "ACCOUNTS" means an Outside Director's Stock Account and Interest Account.

         "AFFILIATES" means, with respect to any person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, the first person.

         "ANNUAL RETAINER" means the retainer fee established by the Board in accordance with Section 5.1 and paid to an Outside Director for services performed as a member of the Board of Directors for a Plan Year.

         "BENEFICIARY" means the person entitled under Section 6.6 to receive payment of the balances remaining in an Outside Director's Accounts in case the Outside Director dies before the entire balances in those Accounts have been paid.

         "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "CHANGE IN CONTROL" of the Company will be deemed to have occurred (as of a particular day, as specified by the Board) as of the first day any one or more of the following paragraphs is satisfied:

         (a) any person (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company, representing more than twenty percent of the combined voting power of the Company's then outstanding securities;

         (b) during any period of twenty-six consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of that period constitute the Board (and any new Directors whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, disability or voluntary retirement) to constitute a majority of the Board; or

         (c) the stockholders of the Company approve: (i) a plan of complete liquidation or dissolution of the Company; (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or (iii) a merger, consolidation or reorganization of the Company with or involving any other corporation, other than a merger, consolidation or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent of the combined voting power of the voting securities of the Company (or the surviving entity) outstanding immediately after the merger, consolidation, or reorganization.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor to it.

         "COMMITTEE MEETING FEE" means the fee established by the Board in accordance with Section 5.1 and paid to an Outside Director for each attendance at a meeting of a Board committee (including telephonic meetings but excluding execution of unanimous written consents).

         "COMMON STOCK FAIR MARKET VALUE" means the average of the high and low prices of publicly traded Shares on the national exchange on which the Shares are listed as of a particular date.

         "COMPANY" means Lear Corporation, a Delaware corporation, and any successor thereto as provided in Section 7.3.

         "DEFERRAL ELECTION" has the meaning ascribed to it in Section 6.1.

         "DEFERRAL FAIR MARKET VALUE" means the average of the high and low prices of publicly traded Shares on the national exchange on which the Shares are listed.

         "DIRECTOR" means any individual who is a member of the Board of Directors.

         "DISABILITY" means the individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

         "EFFECTIVE DATE" has the meaning ascribed to it in Section 1.1.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor to it.

         "GRANT DATE" means has the meaning ascribed to it in Section 5.2.

         "GRANT DATE FAIR MARKET VALUE" means the average of the high and low prices of publicly traded Shares on the national exchange on which the Shares are listed on the date on which the Restricted Units are granted.

         "INSTALLMENT PAYMENT" has the meaning ascribed to it in Section 5.1.

         "INTEREST ACCOUNT" has the meaning ascribed to it in Section 6.4.

         "MEETING FEE" means the fee established by the Board in accordance with
Section 5.1 and paid to an Outside Director for each attendance at a meeting of the Board of Directors (including telephonic meetings but excluding execution of unanimous written consents).

          "OUTSIDE DIRECTOR" means a Director who, at the time in question, is not an employee of the Company or any of its Affiliates.

         "PLAN" has the meaning ascribed to it in Section 1.1.

         "PLAN YEAR" means the 12 month period beginning on January 1 and ending on the next following December 31.

         "PRESIDING DIRECTOR" means the Outside Director selected by the other Outside Directors as the presiding Director at meetings of the Outside Directors held in accordance with applicable rules of any securities exchange on which the Company's securities are listed.

         "RESTRICTED UNITS" means a notional account established pursuant to an award granted to an Outside Director under Article 6A, that is identical to a Stock Unit, except that it is subject to vesting and such other restrictions as are set forth in Article 6A.

         "RETIREMENT" means an Outside Director ceasing to be a Director (a) upon or after attaining 70 years of age, or (b) upon or after serving six or more years as a Director, or (c) upon such other circumstances that the Board, in its sole discretion, affirmatively determines not to be adverse to the best interests of the Company.

         "SHARES" means the shares of common stock, $.01 par value, of the Company, including their associated preferred share purchase rights.

         "STOCK ACCOUNT" has the meaning ascribed to it in Section 6.3.

         "STOCK UNIT" means a notional account established under Section 6.3 for an Outside Director which is credited with amounts equal to Shares and payable in cash.

         "TERMINATION DATE" means the date on which an Outside Director ceases to be a Director.

ARTICLE 3. ADMINISTRATION

         3.1 THE BOARD OF DIRECTORS. The Plan will be administered by the Board of Directors. The Board of Directors will act by a majority of its members at the time in office and eligible to vote on any particular matter, and may act either by a vote at a meeting or in writing without a meeting.

         3.2 AUTHORITY OF THE BOARD OF DIRECTORS. Except as limited by law and subject to the provisions herein, the Board of Directors has full power to: construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and amend the terms and conditions of the Plan. Further, the Board of Directors will make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law and consistent with Section 3.1, the Board of Directors may delegate some or all of its authority under this Plan.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Board of Directors pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including the Company, its stockholders, all Affiliates, Outside Directors and their estates and beneficiaries.

ARTICLE 4. ELIGIBILITY

         Each Outside Director of the Board during a Plan Year will participate in the Plan for that year.

ARTICLE 5. ANNUAL RETAINER AND RESTRICTED UNITS

         5.1 AMOUNT PAYABLE IN CASH. Each Outside Director will be entitled to receive an Annual Retainer in the amount determined from time to time by the Board. Until changed by resolution of the Board of Directors, the Annual Retainer will be $45,000 for each Outside Director, provided that the Annual Retainer for the Presiding Director will be increased by $10,000. In addition, the Annual Retainer for the chair of the Audit Committee will be increased by $20,000 and the Annual Retainer for the chair of each of the following committees will be increased by $10,000: Compensation Committee and Nominating and Corporate Governance Committee.

         Unless the Outside Director has made a Deferral Election with respect to them, the Annual Retainer will be paid in four equal cash installments (the "Installment Payments") as of the last business day of each January, April, July and October to each individual who is an Outside Director on that date. Each Installment Payment to an Outside Director will equal the quotient of the Outside Director's Annual Retainer divided by four. Any Outside Director who first becomes an Outside Director during a calendar quarter will be entitled to an Installment Payment for that calendar quarter unless, immediately before becoming an Outside Director, he or she was a Director who was an employee of the Company or any of its Affiliates.

         Each Outside Director will be entitled to receive a Meeting Fee, in the amount determined from time to time by the Board, for each meeting he or she attends (including telephonic meetings but excluding execution of unanimous written consents) of the Board of Directors. In addition, each Outside Director will be entitled to receive a Committee Meeting Fee, in the amount determined from time to time by the Board, for each meeting he or she attends (including telephonic meetings but excluding execution of unanimous written consents) of a Board committee. Until changed by resolution of the Board of Directors, the Meeting Fee will be $1,500 and the Committee Meeting Fee will be $1,500. Unless the Outside Director has made a Deferral Election with respect to them, Meeting Fees and Committee Meeting Fees will be paid at the same time as Installment Payments for the meetings, if any, attended during the previous quarter.

         5.2 RESTRICTED UNITS. Each Outside Director who is an Outside Director on any day of the Plan Year on or prior to May 1 will be entitled to receive a grant, on the last business day of January of such Plan Year or, if later, on the first day on which such individual becomes an Outside Director (the "Grant Date"), of Restricted Units pursuant to Article 6A. Until changed by resolution of the Board of Directors, the number of Restricted Units so granted will be equal to $90,000 divided by the Grant Date Fair Market Value of a Share.

ARTICLE 6. DEFERRAL

         6.1 DEFERRAL ELECTION. Any Outside Director may elect to defer all or a portion of the compensation payable to him or her under Section 5.1 for the Plan Year by filing with the Secretary of the Company a written notice to that effect on the Deferral Election Form attached hereto as Exhibit A (a "Deferral Election"). An Outside Director without a Deferral Election in effect may elect to defer all or a portion of the compensation payable under Section 5.1: (a) with respect to any compensation payable under Section 5.1 for any Plan Year by filing a Deferral Election on or before the December 31st preceding the Plan Year; and (b) with respect to any compensation payable under Section 5.1 for any portion of a Plan Year following the date on which the Director becomes an Outside Director by filing a Deferral Election within thirty days following that date. A Deferral Election may not be revoked or modified with respect to compensation payable for any Plan Year for which it is effective and the Deferral Election, unless terminated or modified as described below, will apply to compensation payable under Section 5.1 with respect to each subsequent Plan Year. An Outside Director may terminate or modify his or her current Deferral Election for any subsequent Plan Year by filing a new Deferral Election on or before December 31 of the then-current Plan Year. An effective Deferral Election will also terminate on the date a Director ceases to be an Outside Director.

         6.2 ACCOUNTS. At the time an Outside Director makes a Deferral Election under Section 6.1 he or she must also designate the portion of the deferred compensation to be credited to a Stock Account and/or an Interest Account.

         6.3 STOCK ACCOUNT. The amounts the Outside Director elects to defer to a Stock Account will be credited to that account as of the date the compensation would otherwise have been payable under Section 5.1 as Stock Units. The number of Stock Units so credited will equal the amount of compensation deferred divided by the Deferral Fair Market Value of a Share on the day the compensation would otherwise have been paid if the Outside Director had not made a deferral election.

         If the Company declares a cash dividend on its common stock, then, on the payment date of the dividend, the Outside Director will be credited with dividend equivalents equal to the amount of cash dividend per Share multiplied by the number of Stock Units credited to the Outside Director's Stock Account through the record date. The dollar amount credited to the Outside Director under the preceding sentence will be credited to the Outside Director's Interest Account.

         6.4 INTEREST ACCOUNT. The amounts the Outside Director elects to defer to an Interest Account under Section 6.2 will be credited to that account as of the date the compensation would otherwise have been payable under Section 5.1. The amounts credited to the Interest Account will be credited as of the date the compensation would otherwise have been payable under Section 5.1 with interest, compounded monthly, until the amount credited to the Interest Account is paid to the Outside Director. The rate of interest credited under the previous sentence will be the prime rate of interest as reported by the Midwest edition of the Wall Street Journal for the second business day of each quarter on an annual basis.

         6.5 DISTRIBUTIONS. The value of an Outside Director's Accounts will be distributed, or will begin to be distributed, to him or her or, in the event of his or her death, to his or her Beneficiary, following the earliest of:

         (a) the date specified by the Outside Director in his or her Deferral Election;

         (b) the date the Outside Director ceases to be a Director, whether or not through termination due to retirement, death or disability; and

         (c)      the date on which a Change of Control occurs.

         The amount payable to an Outside Director will equal the sum of: (a) the dollar amount credited to the Outside Director's Interest Account; and (b) the number of Stock Units credited to the Outside Director's Stock Account multiplied by the Deferral Fair Market Value on the applicable payout date.

         An Outside Director's Accounts will be paid to him or her in accordance with his or her Deferral Election. An Outside Director may change the payout form by filing an irrevocable election of a new payout form with the Secretary of the Company at least one year and one day before the due date of the first payment under this Article 6. If an Outside Director fails to elect a payout form, his or her Accounts shall be paid in a single lump sum payment.

           If an Outside Director elects to receive payment of his or her Accounts in installments, the payment period for the installments will not exceed ten years. The amount of each installment payment will equal the product of (a) the balance in the Outside Director's Accounts on the date the payment is made multiplied by (b) a fraction, the numerator of which is one and the denominator of which is the number of unpaid remaining installments. The balance of the Accounts will be appropriately reduced to reflect any installment payments already made hereunder. Notwithstanding the foregoing, in the event of a Change of Control, the balance remaining in an Outside Director's Accounts will be paid in a single lump sum payment following the Change of Control.

           If an Outside Director dies before he or she has received payment of all amounts due hereunder, the balances remaining in the Outside Director's Accounts shall be distributed to his or her Beneficiary in a single lump sum payment following the Outside Director's death.

         All single sum payments shall be made, and all installment payments shall commence, as soon as administratively feasible following the date that triggers distribution under this section; provided that, to the extent necessary to avoid liability under Section 16(b) of the Exchange Act, the amount attributable to any Stock Units that shall have been credited to the Outside Director's Stock Account for a period of less than six months shall be distributed, or commence to be distributed, as soon as administratively feasible following the expiration of such six month period. To the extent necessary to comply with Code section 409A, the Board or its Compensation Committee may specify such additional rules regarding distributions and elections as it deems appropriate.

         6.6 BENEFICIARY. An Outside Director may designate, on the Beneficiary Designation form attached hereto as Exhibit B, any person to whom payments are to be made if the Outside Director dies before receiving payment of all amounts due hereunder. A Beneficiary Designation form becomes effective only after the signed form is filed with the Secretary of the Company while the Outside Director is alive, and will cancel any prior Beneficiary Designation form. If the Outside Director fails to designate a beneficiary or if all designated beneficiaries predecease the Outside Director, the Outside Director's Beneficiary will be his or her estate.

ARTICLE 6A. RESTRICTED UNITS

         6A.1 AWARD AGREEMENT. Each grant of Restricted Units will be evidenced by an award agreement substantially in the form of Exhibit C attached hereto that specifies the vesting periods, the number of share equivalent units granted, and such other provisions as the Board of Directors determines. The Board will establish rules and procedures for the Restricted Units, as it deems appropriate.

         6A.2 PAYMENT OF AWARDS. Share equivalent units underlying a Restricted Unit will be paid out in cash to the Outside Director as soon as administratively feasible after the Restricted Unit vests, or on a later date provided in the award agreement. In addition, an Outside Director may defer the receipt of the cash payment via a deferral election, pursuant to such procedures as may be set forth in an award agreement or as otherwise set forth by the Board of Directors in compliance with the requirements of Code section 409A.

         6A.3 DIVIDENDS AND OTHER DISTRIBUTIONS. During the vesting period, Outside Directors awarded Restricted Units hereunder will be credited with dividend equivalents with respect to those share equivalent units. Such dividend equivalents will be accrued as contingent cash obligations in the manner set forth in the award agreement. The Board of Directors may apply any restrictions it deems advisable to the crediting and payment of dividends and other distributions.

         6A.4 TERMINATION AND CHANGE IN CONTROL. Each Restricted Unit award agreement will set forth the extent to which the Outside Director has the right to retain unvested Restricted Units after he or she ceases to be an Outside Director. These terms will be determined by the Board of Directors in its sole discretion, need not be uniform among all awards of Restricted Units, and may reflect, among other things, distinctions based on the reasons the award recipient ceases to be an Outside Director. Unless a Restricted Unit award agreement provides otherwise, upon a Change in Control prior to or concurrent with the Termination Date of an Outside Director, all unvested Restricted Units will be vested. If the Outside Director ceases to be a Director before the date that all of the Restricted Units vest, his or her right to receive a payment with respect to the share equivalent units underlying unvested Restricted Units will be forfeited, except as otherwise provided in the Restricted Unit award agreement.

ARTICLE 7. MISCELLANEOUS

         7.1 MODIFICATION AND TERMINATION. The Board may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part.

         7.2 INDEMNIFICATION. Each person who is or has been a member of the Board will be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by that person in connection with or resulting from any claim, action, suit, or proceeding to which that person may be a party or in which that person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by that person in a settlement approved by the Company, or paid by that person in satisfaction of any judgment in any such action, suit, or proceeding against that person, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the action, suit or proceeding before that person undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which an individual may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

         7.3 SUCCESSORS. All obligations of the Company under the Plan with respect to a given Plan Year will be binding on any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.

         7.4 RESERVATION OF RIGHTS. Nothing in this Plan or in any award agreement granted hereunder will be construed to limit in any way the Board's right to remove an Outside Director from the Board of Directors.

ARTICLE 8. LEGAL CONSTRUCTION

         8.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein will also include the feminine; the plural will include the singular and the singular will include the plural.

         8.2 SEVERABILITY. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

         8.3 REQUIREMENTS OF LAW. The issuance of payments under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals required by any governmental agencies or national securities exchanges.

         8.4 SECURITIES LAW AND TAX LAW COMPLIANCE. To the extent any provision of the Plan or action by the Board would subject any Outside Director to liability under Section 16(b) of the Exchange Act, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Amounts deferred prior to January 1, 2005 will be subject to the terms of the Plan as in effect prior to the Effective Date.

         8.5 UNFUNDED STATUS OF THE PLAN. The Plan is intended to constitute an "unfunded" plan. With respect to any payments not yet made to an Outside Director by the Company, nothing contained herein will give any rights to an Outside Director that are greater than those of a general creditor of the Company.

         8.6 GOVERNING LAW. The Plan will be construed in accordance with and governed by the laws of the State of Delaware, determined without regard to its conflict of law rules.

         8.7 NONTRANSFERABILITY. An Outside Director's Accounts and any Restricted Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code section 414(p)). All rights with respect to Accounts and Restricted Units will be available during the Outside Director's lifetime only to the Outside Director or the Outside Director's guardian or legal representative. The Board of Directors may, in its discretion, require an Outside Director's guardian or legal representative to supply it with evidence the Board of Directors deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Outside Director.



                                    * * * * *

                                                                       EXHIBIT A



                                LEAR CORPORATION
                       OUTSIDE DIRECTORS COMPENSATION PLAN

                                DEFERRAL ELECTION

                  As of __________________, 20__, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the compensation payable to him or her under the terms of the Lear Corporation Outside Directors Compensation Plan (the "Plan"). This Deferral Election will remain in full force and effect until the earlier of the date the Outside Director modifies or terminates it and the date the Director ceases to be an Outside Director. Any term capitalized herein but not defined will have the meaning set forth in the Plan.

         1. Deferral Election. In accordance with the terms of the Plan, the Outside Director hereby elects to defer:

                  ____% of the Annual Retainer

                  ____% of the Meeting Fee(s)

                  ____% of the Committee Meeting Fee(s)

payable to the Outside Director for calendar years beginning after the date this election is filed with the Secretary of Lear Corporation. (Enter in each blank any whole percentage less than or equal to 100%.).

         2. Accounts. The Outside Director hereby elects to have the amounts deferred under item number 1 above credited to the Accounts in the percentages indicated below:

                  Interest Account  _____%

                  Stock Account     _____%

(Enter in each blank any whole percentage less than or equal to 100%. The percentages indicated in both blanks should total 100%. If the Outside Director fails to designate the account to which some or all of the deferral should be credited, that portion of the deferral will be credited to the Interest Account).

         3. Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects to have his or her Accounts distributed as soon as administratively feasible following _______________________ (insert N/A if Outside Director wishes to receive Accounts only after the earlier of (a) the date he or she ceases to be a Director and (b) the date on which a Change of Control occurs).

         4. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects the following payout form for his or her Accounts (elect one):

                  _____     single lump sum payment, or

                  _____ installments over ___ years (not to exceed 10 years) payable (elect one):

                                    ____    quarterly,

                                    ____    semi-annually, or

                                    ____    annually


         IN WITNESS WHEREOF, the Outside Director has duly executed this Deferral Election as of the date first written above.



         --------------------------------------
         Outside Director's Signature


         --------------------------------------
         Outside Director's Name (please print)

                                                                       EXHIBIT B

                                LEAR CORPORATION
                       OUTSIDE DIRECTORS COMPENSATION PLAN

                             BENEFICIARY DESIGNATION

         In accordance with the terms of the Lear Corporation Outside Directors Compensation Plan (the "Plan"), the individual whose name appears below, who is an Outside Director of the Lear Corporation (the "Company") hereby designates a beneficiary or beneficiaries, with respect to his or her Accounts (and any other amounts due to him or her) under the Plan.

         1. Primary Beneficiary. The following person, or persons, are hereby designated as primary Beneficiary with respect to the percentage of the Outside Director's unpaid Accounts (and any other amounts due to him or her) indicated for each person:

                  Name:
                                    --------------------------------------
                  Relationship:
                                    --------------------------------------
                  Address:
                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------
                  Percent:
                                    --------------------------------------

                  Name:
                                    --------------------------------------
                  Relationship:
                                    --------------------------------------
                  Address:
                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------
                  Percent:
                                    --------------------------------------


                  Name:
                                    --------------------------------------
                  Relationship:
                                    --------------------------------------
                  Address:
                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------
                  Percent:
                                    --------------------------------------

         2. Secondary Beneficiary. The following person, or persons, are hereby designated as secondary Beneficiary with respect to the percentage of the Outside Director's unpaid Accounts (and any other amounts due to him or her) indicated for each person:

                  Name:
                                    --------------------------------------
                  Relationship:
                                    --------------------------------------
                  Address:
                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------

                  Percent:
                                    --------------------------------------

                  Name:
                                    --------------------------------------
                  Relationship:
                                    --------------------------------------
                  Address:
                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------

                  Percent:
                                    --------------------------------------

                  Name:
                                    --------------------------------------
                  Relationship:
                                    --------------------------------------
                  Address:
                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------

                  Percent:
                                    --------------------------------------



         IN WITNESS WHEREOF, the Outside Director has duly executed this Beneficiary Designation as of ________________, 20__ .



                                         --------------------------------------
                                         Outside Director's Signature


                                         --------------------------------------
                                         Outside Director's Name (please print)

                                                                       EXHIBIT C

                                LEAR CORPORATION
                       OUTSIDE DIRECTORS COMPENSATION PLAN

                         RESTRICTED UNIT AWARD AGREEMENT

Name:
     ---------------------------------------------------------------------------

Number of Restricted Units:
                            ----------------------------------------------------

                      RESTRICTED UNIT TERMS AND CONDITIONS

                  1. Definitions. Any term capitalized herein but not defined will have the meaning set forth in the Lear Corporation Outside Directors Compensation Plan (the "Plan").


                  2. Grant and Vesting of Restricted Units.

                  (a) As of _______________, (the "Grant Date"). the Outside Director will be credited with the number of Restricted Units determined pursuant to Section 5.2 of the Plan and set forth above (an "Award"). Each Restricted Unit is a notional amount that represents one unvested share of common stock, $0.01 par value, of the Company. Each Restricted Unit constitutes the right, subject to the terms and conditions of the Plan and this document, to a distribution of cash equal to the Common Stock Fair Market Value of a share equivalent unit if and when the Restricted Unit vests.

                  (b) One-third of the Award will vest on each of the first, second and third anniversaries of the Grant Date. Notwithstanding the foregoing, if prior to the date that the Award has fully vested pursuant to the preceding sentence, the Outside Director ceases to be a Director by reason of death, Disability or Retirement, then the portion of the Award which had not previously vested will vest on the Termination Date. Except as provided in the preceding two sentences, if the Outside Director ceases to be a Director before the date that all of the Restricted Units vest, his or her right to receive a payment with respect to the share equivalent units underlying unvested Restricted Units will be forfeited. Notwithstanding the foregoing, upon a Change in Control prior to or concurrent with the Termination Date of an Outside Director, the unvested portion of the Award will vest.

                  3. Rights as a Stockholder.

                  (a) The Outside Director will not be entitled to vote with respect to either the Restricted Units or share equivalent units underlying them.

                  (b) If the Company declares a cash dividend on its common stock following the Grant Date, then, on the payment date of the dividend, the Outside Director will be credited with dividend equivalents equal to the amount of the cash dividend per Share multiplied by the number of Restricted Units credited to the Outside Director through the record date. The dollar amount credited to an Outside Director under the preceding sentence will be credited to an account ("Dividend Equivalent Account") established for the Outside Director for bookkeeping purposes only on the books of the Company. The amounts credited to the Dividend Equivalent Account will be credited as of the last day of each month with interest, compounded monthly, until the amount credited to the Dividend Equivalent Account is paid to the Outside Director or deferred into the Outside Director's Interest Account pursuant to Section 6. The rate of interest credited under the previous sentence will be the prime rate of interest as reported by the Midwest edition of the Wall Street Journal for the second business day of each quarter on an annual basis. The balance in the Dividend Equivalent Account will be subject to the same terms regarding vesting and forfeiture as the Outside Director's Restricted Units awarded hereunder, and will be paid in cash in a single sum at the time that a payment with respect to Share equivalent units underlying the Outside Director's Restricted Units is made (or forfeited at the time that the Outside Director's Restricted Units are forfeited).

                  4. Forfeiture. On his or her Termination Date, the Outside Director will forfeit the right to receive a payment with respect to share equivalent units underlying any Restricted Units that have not yet vested, but will be entitled to receive a payment with respect to share equivalent units underlying any Restricted Units that have vested.

                  5. Timing and Form of Payment. Once a Restricted Unit vests, the Outside Director will be entitled to receive a cash distribution (the "Unit Vesting Payment") equal to the Common Stock Fair Market Value of each share equivalent unit underlying such Restricted Unit as of the applicable vesting date. The Unit Vesting Payment will be made as soon as administratively feasible after its associated Restricted Unit vests (or at the later date elected by the Outside Director under Section 6).

                  6. Election to Defer.

                  (a) Subject to the requirements of this Section 6 and of
Section 409A of the Code, the Outside Director may elect to defer payment of any or all of his or her Unit Vesting Payment and any balance in his or her Dividend Equivalent Account, by making a timely deferral election. Such an election shall be made by filing with the Secretary of the Company a written notice to that effect on the Unit Payment Deferral Election Form set forth as Attachment 1 (a "Unit Payment Deferral Election"). A Unit Payment Deferral Election may not be revoked or modified after the Grant Date of the Award to which it applies.

                  (b) Any amounts deferred pursuant to a Unit Payment Deferral Election shall be treated in the same manner, and subject to the same rules, as set forth in Sections 6.2 through 6.6 of the Plan for compensation payable under
Section 5.1 of the Plan. Notwithstanding the foregoing, amounts credited to the Outside Director's Dividend Equivalent Account may not be deferred into the Outside Director's Stock Account.

                  7. Assignment and Transfers. The Outside Director may not assign, encumber or transfer any of his or her rights and interests under the Award described in this document, except, in the event of his or her death, by will or the laws of descent and distribution.

                  8. Withholding Tax. The Company and any Affiliate will have the right to retain amounts that are payable to the Outside Director hereunder to the extent necessary to satisfy any withholding taxes, whether federal or state, triggered by the granting or vesting of an Award reflected in this document or by the payment of cash.

                  9. Securities Law Requirements. With respect to individuals subject to Section 16 of the Exchange Act, transactions under this Award are intended to comply with all applicable conditions of Rule 16b-3, or its successors under the Exchange Act. To the extent any provision of the Award or action by the Board fails to so comply, the Board may determine, to the extent permitted by law, that the provision or action will be null and void.

                  10. No Limitation on Rights of the Company. The grant of the Award described in this document will not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  11. Notice. Any notice or other communication required or permitted hereunder must be in writing and must be delivered personally, or sent by certified, registered or express mail, postage prepaid. Any such notice will be deemed given when so delivered personally or, if mailed, three days after the date of deposit in the United States mail, in the case of the Company to 21557 Telegraph Road, P. O. Box 5008, Southfield, Michigan, 48086-5008, Attention:
General Counsel and, in the case of the Outside Director, to the last known address of the Outside Director in the Company's records.

                  12. Governing Law. This document and the Award will be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of law rules.

                  13. Plan Document Controls. The rights granted under this Restricted Unit document are in all respects subject to the provisions of the Plan to the same extent and with the same effect as if they were set forth fully therein. If the terms of this document or the Award conflict with the terms of the Plan document, the Plan document will control.

                                                                       EXHIBIT C
                                                                    ATTACHMENT 1
                                                      FORM A (AMOUNTS VESTING ON
                                                FIRST ANNIVERSARY OF GRANT DATE)


                                LEAR CORPORATION
                       OUTSIDE DIRECTORS COMPENSATION PLAN

                         UNIT PAYMENT DEFERRAL ELECTION

                  As of ________________, 20__, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the amount payable to him or her under the terms of the Award with a Grant Date of _______________, and which is scheduled to vest on the first anniversary of such Grant Date. This Deferral Election will remain in full force and effect until the earlier of the date the Outside Director modifies or terminates it and the date the Director ceases to be an Outside Director. Any term capitalized herein but not defined will have the meaning set forth in the Lear Corporation Outside Directors Compensation Plan (the "Plan").

                  1. Deferral Election. In accordance with the terms of the Plan and the Award, the Outside Director hereby elects to defer:

                  ____% of the Unit Vesting Payment

                  ____% of the Dividend Equivalent Account

                  payable to the Outside Director upon the vesting of this portion of the Award. (Enter in the blanks any whole percentage less than or equal to 100%.)

                  2. Accounts. The Outside Director hereby elects to have the amounts deferred under item number 1 with respect to the Unit Vesting Payment above credited to the Accounts in the percentages indicated below:

                  Interest Account  _____%

                  Stock Account     _____%

(Enter in each blank any whole percentage less than or equal to 100%. The percentages indicated in both blanks should total 100%. If the Outside Director fails to designate the Account to which some or all of the deferral should be credited, that portion of the deferral will be credited to the Interest Account. All amounts payable with respect to the Dividend Equivalent Account will be deferred, if at all, into the Interest Account.)

                  3. Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects to have his or her Accounts distributed as soon as administratively feasible following _______________________ (insert N/A if Outside Director wishes to receive

Accounts only after the earlier of (a) the date he or she ceases to be a Director and (b) the date on which a Change of Control occurs).

                  4. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects the following payout form for his or her Account (elect one):

                  _____     single lump sum payment, or

                  _____ installments over ___ years (not to exceed 10 years) payable (elect one):

                                    ____    quarterly,

                                    ____    semi-annually, or

                                    ____    annually



                  IN WITNESS WHEREOF, the Outside Director has duly executed this Unit Payment Deferral Election as of the date first written above.



         --------------------------------------
         Outside Director's Signature



         --------------------------------------
         Outside Director's Name (please print)

                                                                       EXHIBIT C
                                                                    ATTACHMENT 1
                                                      FORM B (AMOUNTS VESTING ON
                                               SECOND ANNIVERSARY OF GRANT DATE)

                                LEAR CORPORATION
                       OUTSIDE DIRECTORS COMPENSATION PLAN

                         UNIT PAYMENT DEFERRAL ELECTION

                  As of ________________, 20__, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the amount payable to him or her under the terms of the Award with a Grant Date of _______________, and which is scheduled to vest on the second anniversary of such Grant Date. This Deferral Election will remain in full force and effect until the earlier of the date the Outside Director modifies or terminates it and the date the Director ceases to be an Outside Director. Any term capitalized herein but not defined will have the meaning set forth in the Lear Corporation Outside Directors Compensation Plan (the "Plan").

                  1. Deferral Election. In accordance with the terms of the Plan and the Award, the Outside Director hereby elects to defer:

                  ____% of the Unit Vesting Payment

                  ____% of the Dividend Equivalent Account

                  payable to the Outside Director upon the vesting of this portion of the Award. (Enter in the blanks any whole percentage less than or equal to 100%.)

                  2. Accounts. The Outside Director hereby elects to have the amounts deferred under item number 1 with respect to the Unit Vesting Payment above credited to the Accounts in the percentages indicated below:

                  Interest Account  _____%

                  Stock Account     _____%

(Enter in each blank any whole percentage less than or equal to 100%. The percentages indicated in both blanks should total 100%. If the Outside Director fails to designate the Account to which some or all of the deferral should be credited, that portion of the deferral will be credited to the Interest Account. All amounts payable with respect to the Dividend Equivalent Account will be deferred, if at all, into the Interest Account.)

                  3. Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects to have his or her Accounts distributed as soon as administratively feasible following _______________________ (insert N/A if Outside Director wishes to receive

Accounts only after the earlier of (a) the date he or she ceases to be a Director and (b) the date on which a Change of Control occurs).

                  4. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects the following payout form for his or her Account (elect one):

                  _____     single lump sum payment, or

                  _____ installments over ___ years (not to exceed 10 years) payable (elect one):

                                    ____    quarterly,

                                    ____    semi-annually, or

                                    ____    annually



                  IN WITNESS WHEREOF, the Outside Director has duly executed this Unit Payment Deferral Election as of the date first written above.



         --------------------------------------
         Outside Director's Signature



         --------------------------------------
         Outside Director's Name (please print)

                                                                       EXHIBIT C
                                                                    ATTACHMENT 1
                                                      FORM C (AMOUNTS VESTING ON
                                                THIRD ANNIVERSARY OF GRANT DATE)

                                LEAR CORPORATION
                       OUTSIDE DIRECTORS COMPENSATION PLAN

                         UNIT PAYMENT DEFERRAL ELECTION

                  As of _______________, 20__, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the amount payable to him or her under the terms of the Award with a Grant Date of _______________, and which is scheduled to vest on the third anniversary of such Grant Date. This Deferral Election will remain in full force and effect until the earlier of the date the Outside Director modifies or terminates it and the date the Director ceases to be an Outside Director. Any term capitalized herein but not defined will have the meaning set forth in the Lear Corporation Outside Directors Compensation Plan (the "Plan").

                  1. Deferral Election. In accordance with the terms of the Plan and the Award, the Outside Director hereby elects to defer:

                  ____% of the Unit Vesting Payment

                  ____% of the Dividend Equivalent Account

                  payable to the Outside Director upon the vesting of this portion of the Award. (Enter in the blanks any whole percentage less than or equal to 100%.)

                  2. Accounts. The Outside Director hereby elects to have the amounts deferred under item number 1 with respect to the Unit Vesting Payment above credited to the Accounts in the percentages indicated below:

                  Interest Account  _____%

                  Stock Account     _____%

(Enter in each blank any whole percentage less than or equal to 100%. The percentages indicated in both blanks should total 100%. If the Outside Director fails to designate the Account to which some or all of the deferral should be credited, that portion of the deferral will be credited to the Interest Account. All amounts payable with respect to the Dividend Equivalent Account will be deferred, if at all, into the Interest Account.)

                  3. Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects to have his or her Accounts distributed as soon as administratively feasible following _______________________ (insert N/A if Outside Director wishes to receive

Accounts only after the earlier of (a) the date he or she ceases to be a Director and (b) the date on which a Change of Control occurs).

                  4. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects the following payout form for his or her Account (elect one):

                  _____     single lump sum payment, or

                  _____ installments over ___ years (not to exceed 10 years) payable (elect one):

                                    ____    quarterly,

                                    ____    semi-annually, or

                                    ____    annually



                  IN WITNESS WHEREOF, the Outside Director has duly executed this Unit Payment Deferral Election as of the date first written above.



         --------------------------------------
         Outside Director's Signature



         --------------------------------------
         Outside Director's Name (please print)